UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2007

MEDICINOVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33185	33-0927979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 La Jolla Village Drive, Suite 950

San Diego, CA 92122

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 373-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 9, 2007 (Japanese Standard Time), MediciNova, Inc. (the “Company”) filed with the Osaka Securities Exchange (the “OSE”) a Japanese report referred to as “Kessan Tanshin,” which contained, among other things, the Company’s financial results for the nine months ended September 30, 2007 (the “Tanshin”).

The Tanshin is substantially the same as the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, except the following supplemental information is provided:

•	In the Tanshin, the Company noted no change to the reported financial results forecast for the fiscal year ending December 31, 2007, as follows:

	Revenues	Operating Loss	Net Loss
Full Year (Forecast)	$—	$(62,196,000)	$(57,795,000)
Expected loss per share (for full year): $4.92*

*	Using 11,754,181 for the weighted average number of shares used for expected basic and diluted net loss per share.

Note to financial results forecast:

The above estimates are based on certain assumptions made by the Company’s management as of the date hereof. These assumptions are based on management’s experience and perception of current conditions, trends, expected future developments and other factors believed to be appropriate in the circumstances. Such estimates are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause the Company’s actual results to differ materially from the above estimates. These risks include the risk factors detailed in the Company’s Securities and Exchange Commission filings. The Company’s independent auditors have not compiled or been involved in the preparation of the forecasted results for 2007. Accordingly, they assume no responsibility for the accuracy or presentation of this information.

•

In the Tanshin, financial statements denominated in Japanese yen are disclosed as supplementary information. The numbers were translated at 115.43 Japanese yen per U.S. dollar, which was the Telegraphic Transfer Middle Rate as per Bank of Tokyo-Mitsubishi as of September 28, 2007.

The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The Tanshin may contain forward-looking statements that are subject to risks and uncertainties, many of which are beyond the Company’s control. Forward-looking statements discuss matters that are not historical facts. The Company’s actual results may differ from those anticipated in these forward-looking statements as a result of various factors, including those set forth in the Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2007, and the differences may be material. Forward-looking statements include, but are not limited to, statements regarding the Company’s operating strategy, product development and growth strategy, acquisition strategy, plans, objectives, expectations, clinical trials, internal programs, industry, financial condition, liquidity and capital resources, future performance and other statements that are not historical facts, including statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” “projects,” “can,” “could,” “may,” “will,” “would” or similar expressions. For such statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Undue reliance should not be placed on these forward-looking statements, which speak only as of the date on which they were made. The Company undertakes no obligation to update publicly or revise any forward-looking statements set forth in the Tanshin, whether as a result of new information, future events or otherwise, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINOVA, INC.

Dated: November 9, 2007	By:	/s/ Shintaro Asako
Shintaro Asako
Vice President and Chief Financial Officer